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Pioneer
Tax-Free
Income Fund

SEMIANNUAL REPORT 6/30/98

Table of Contents
--------------------------------------------------------------------------------
Letter from the Chairman                                                       1
Portfolio Summary                                                              2
Performance Update                                                             3
Portfolio Management Discussion                                                6
Schedule of Investments                                                        9
Financial Statements                                                          20
Notes to Financial Statements                                                 26
Report of Independent Public Accountants                                      30
Trustees, Officers and Service Providers                                      31
Programs and Services for Pioneer Shareowners                                 32
Retirement Plans from Pioneer                                                 34
The Pioneer Family of Mutual Funds                                            36

Pioneer Tax-Free Income Fund

LETTER FROM THE CHAIRMAN 6/30/98

Dear Shareowner,
--------------------------------------------------------------------------------

While the Taxpayer Relief Act of 1997 provided lower rates on capital gains, it did not ease the tax burden on investment income. As a result, municipal bonds remain one of the few effective ways for investors to protect themselves from taxes. We are happy to offer Pioneer Intermediate Tax-Free Fund as a choice for conservative, tax-sensitive investors. The Fund's professional management and diversified portfolio make tax-free investing affordable and accessible, an important point since municipal bonds can be difficult for individuals to buy and sell directly. Although municipal bonds did not keep pace with the snappy gains posted by taxable U.S. government and corporate bonds over the past six months, they generated solid returns and attractive after-tax dividends.

We have always recommended that investors diversify their portfolios among both stocks and bonds, and recent market volatility has underscored this point. What can you as an investor do? I encourage you to periodically review your financial goals and strategy with your investment professional. It's a simple step to make sure you will be better prepared to weather the inevitable swings in the market.

Please read on to learn more about how your Fund is being managed. If you have questions about Pioneer Tax-Free Income Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.
--------------------------------
John F. Cogan, Jr.,
Chairman and President

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/98
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material.]

                    Short-Term Cash Equivalents ..    1%
                    A ............................   14%
                    AA ...........................   19%
                    AAA ..........................   66%


Portfolio Maturity
--------------------------------------------------------------------------------
(Effective  life as a percentage  of total  investment  portfolio)

[The following data was represented as a pie chart in the printed material.]

                    0-2  Years ...................    1%
                    2-5  Years ...................   18%
                    5-7 Years ....................   12%
                    7-10  Years ..................   28%
                    10-20  Years .................   32%
                    20+ Years ....................    9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

1.  Illinois  Metropolitan Pier & Exposition  Authority
    State Tax Revenue, 8.5%, 6/15/06                                    2.85%

2.  South Carolina Public Service Authority Revenue,
    6.625%, Prerefunded, 7/1/02                                         2.77

3.  Wyoming Community  Development  Authority Revenue,
    Series B, 7.05%,  6/1/33                                            2.58

4.  Hastings  Electric System Revenue,  6.3%, 1/1/19                    2.01

5.  Will County, llinois  Environmental
    Revenue Bond,  6.4%,  4/1/26                                        1.96

6.  South East Public  Service  Authority,  5.0%,  7/1/15               1.64

7.  Walled  Lake School District  General  Obligation,
    Series I, 5.5%,  5/1/22                                             1.47

8.  Oklahoma State Turnpike  Authority  Revenue,  6.125%,  1/1/20       1.42

9.  District of Columbia Water & Sewer Authority, 5.5%, 10/1/23         1.33

10. McGee Creek Authority Water Revenue, 6.0%, 1/1/23                   1.33

Fund holdings will vary for other periods.

2
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Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/98                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions

Net Asset Value
per Share                 6/30/98                 12/31/97
                          $12.19                  $12.17

Distributions per Share       Income          Short-Term        Long-Term
(12/31/97 - 6/30/98)          Dividends       Capital Gains     Capital Gains
                              $0.276               --                --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 1998)

                            Net Asset       Public Offering
        Period                Value              Price*
        10 Years              8.19%               7.70%
        5 Years               5.81                4.83
        1 Year                8.51                3.58
--------------------------------------------------------------------------------

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[mountain chart]

                        Pioneer Tax-Free           Lehman Brothers
                         Income Fund*           Municipal Bond Index
                         ------------           --------------------
             6/88           9,550                      10,000
                           10,853                      11,139
             6/90          11,483                      11,898
                           12,477                      12,970
             6/92          14,076                      14,497
                           15,831                      16,231
             6/94          15,745                      16,263
                           17,009                      17,692
             6/96          17,942                      18,864
                           19,346                      20,422
             6/98          20,991                      22,188

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

                                                                               3
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Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/98                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  6/30/98           12/31/97
                           $12.11            $12.09

Distributions per Share    Income            Short-Term           Long-Term
(12/31/97 - 6/30/98)       Dividends         Capital Gains        Capital Gains
                           $0.239                 --                   --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 1998)

                 If         If
Period          Held     Redeemed*
Life-of-Fund    6.57%     5.74%
(4/28/95)
1 Year          7.71      3.71
--------------------------------------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
(CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[mountain chart]

                        Pioneer Tax-Free           Lehman Brothers
                         Income Fund*           Municipal Bond Index
                         ------------           --------------------
               4/95        10,000                      10,000
               6/95        10,155                      10,229
                           10,363                      10,523
                           10,794                      10,957
                           10,580                      10,824
               6/96        10,616                      10,906
                           10,858                      11,157
                           11,080                      11,441
                           10,994                      11,414
               6/97        11,368                      11,807
                           11,682                      12,163
                           11,985                      12,493
                           12,078                      12,637
               6/98        11,944                      12,828

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4
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Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/98                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                     6/30/98            12/31/97
                              $12.12             $12.11

Distributions per Share       Income             Short-Term       Long-Term
(12/31/97 - 6/30/98)          Dividends          Capital Gains    Capital Gains
                              $0.239                   --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 1998)

                     If            If
Period              Held        Redeemed*
Life-of-Fund        5.20%         5.20%
(1/31/96)
1 Year              7.69          7.69
--------------------------------------------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[mountain chart]

                        Pioneer Tax-Free           Lehman Brothers
                         Income Fund*           Municipal Bond Index
                         ------------           --------------------
               1/96         10,000                      10,000
                             9,766                       9,804
               6/96          9,791                       9,879
                            10,006                      10,106
                            10,219                      10,363
                            10,148                      10,338
               6/97         10,493                      10,695
                            10,792                      11,017
                            11,070                      11,316
                            11,138                      11,446
               6/98         11,300                      11,620

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

Pioneer Tax-Free Income Fund closed the first half of its fiscal year on June 30, 1998. During that time, favorable economic conditions in the United States and a "flight to quality" in the U.S. Treasury market pushed taxable bond prices higher and long-term interest rates to historic lows. Even so, an increased supply of municipal bonds combined with weak demand, hurt the performance of munis, especially when compared to taxable bonds.

Mark L. Winter has managed Pioneer Tax-Free Income Fund for the past 12 years, leading the investment team responsible for the Fund's daily activities. The following discussion with Mr. Winter details the investment environment and the strategies that affected your Fund's performance, and provides his outlook for the second half of 1998.

Q: How did the Fund perform in the first half of 1998?

A: Pioneer Tax-Free Income Fund delivered competitive returns. For the six months, Class A Shares returned 2.46%, Class B Shares 2.16% and Class C
    Shares 2.08%, all at net asset value. In comparison, the 246 general municipal debt funds followed by Lipper Analytical Services returned 2.26% for the same period. (Returns do not reflect sales charges.) Lipper Analytical Services is an independent company that tracks fund performance.

    The Fund's Class A Shares also provided a tax-free 30-day yield of 3.84% on June 30. That translated into an attractive taxable- equivalent yield of 6.35% for an investor in the 39.6% maximum federal tax bracket.

Q:  Did the situation in Asia affect U.S. interest rates and bonds?

A: The uncertainty of the Asian crisis kept interest rates, and bond prices, within a narrow range for most of the period. It also sparked a "flight to quality." Generally, investors waited for new developments and evidence of the situation's effect on the U.S. economy. When the crisis worsened this spring, investors sought the safety and security

Pioneer Tax-Free Income Fund

    of U.S. Treasuries. This demand again pushed up prices of taxable bonds and lowered interest rates.

    Asia's problems held down U.S. interest rates for another reason, too. Many investors were concerned that our strong economy eventually might stimulate inflation and lead the Federal Reserve to raise interest rates. But, because the United States and Asia are active trading partners, slowing Asian economies could lessen U.S. economic growth. That would ease inflationary pressures and reduce the Fed's impetus to change rates.

Q:  What was the environment like for municipal bonds over the past six months?

A: Basically it was a case of supply and demand. The supply of municipal bonds increased dramatically during the first quarter of 1998, as many state and local governments took advantage of lower interest rates to refinance higher-cost bonds or to finance new projects. In fact, this period included the largest transaction ever to occur in the tax-exempt market - Long Island Power Authority's $6.5 billion issue. Ironically, all this good news for municipalities didn't help municipal bond investors much since the flood of supply kept prices from rising. In addition, the continuing economic problems in Asia increased the popularity of U.S. Treasury bonds, particularly among foreign investors. Municipal bond prices rose but not as fast or far as Treasurys.

    The yield on the benchmark 30-year U.S. Treasury fell from 5.92% on December 31, 1997 to 5.63% on June 30. In comparison, the yield on the Lehman Brothers Municipal Bond Index - a good indicator of the municipal bond market - only fell from 4.70% on December 31 to 4.65% on June 30.

Q:  What strategies did you use to manage the Fund?

A: We emphasized total return and income by adjusting the Fund's sensitivity to interest rate changes. We also maintained the Fund's high

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/98                              (continued)
--------------------------------------------------------------------------------

    standards of quality and focused on attractive relative value. As of June 30, 54% of the Fund's holdings were insured AAA-rated bonds, translating into an average rating of "AA+." (Ratings apply to underlying securities, not Fund shares.) The portfolio remained well diversified with 178 holdings spread over 41 states.

    We increased total return potential by increasing the portfolio's duration from 6.44 years on December 31 to 7.70 years on June 30. Duration measures a Fund's sensitivity to changes in interest rates. Generally, an investment's price will change 1% for every 1% change in interest rates. Higher durations mean more potential for both price appreciation when interest rates fall and price declines when interest rates rise; shorter durations reduce interest rate sensitivity.

    We implemented this strategy by selling bonds with nearing "call dates" and reinvesting in bonds with 15 to 20 year maturities because "call" provisions relate to a predetermined date for an issuer to repurchase a bond from its holder. Often, this happens when interest rates decline so that an issuer can refinance the bonds at lower rates. Selling callable bonds improved the Fund's potential for both price appreciation and long-term income generation for several reasons. Bonds with longer maturities offer better potential for price appreciation when interest rates decline, and longer streams of predictable income.

Q:  What is your outlook for municipal bonds over the next six months?

A: Over the near-term, we expect many of the trends that were positive for municipal bonds during the past six months to continue through the end of 1998. We believe solid economic growth and minimal inflation in the United States can spur ongoing improvement in the financial health of municipalities. After the recent flood of offerings, we think issuers are taking a breather, which should give tax-exempt bond prices a lift. Looking out further, we expect Asia to have a powerful influence on interest rates. If there is a significant spillover into the U.S. economy, interest rates could remain stable or move moderately lower.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value

                         TAX-EXEMPT OBLIGATIONS - 98.7%
                         Arizona - 3.1%
$ 1,500,000   AAA/Aaa    Kyrene School District, 6.0%, 7/1/14           $   1,614,765
  2,765,000   AAA/Aaa    Maricopa County Revenue, 5.50%, 1/1/18             2,900,651
  1,000,000   AAA/Aaa    Maricopa County School District, 7.0%, 7/1/07      1,174,930
  1,000,000   AAA/Aaa    Maricopa County School District, 7.0%, 7/1/08      1,175,670
  3,500,000   AAA/Aaa    Mesa Utilitiy System Revenue, 4.5%, 7/1/18         3,209,815
  2,200,000   AAA/Aaa    Tempe School District, 7.0%,  7/1/08               2,648,954
                                                                        -------------
                                                                        $  12,724,785
                                                                        -------------
                         Colorado - 3.1%
    500,000   NR/Aa2     Colorado Housing Finance Authority,
                           Series A-3, 7.0%, 11/1/16                    $     558,035
    845,000   NR/Aa2     Colorado Housing Finance Authority,
                           Series C-2, 7.45%, 6/1/17                          954,174
  3,490,000   NR/Aa2     Colorado Housing Finance Authority,
                           Series A-1, 7.4%, 11/1/27                        3,933,265
  1,500,000   NR/Aa2     Colorado Housing Finance Authority,
                           Series B-2, 7.45%, 11/1/27                       1,716,315
    500,000   NR/Aa2     Colorado Housing Finance Authority,
                           Series C-1, 7.55%, 11/1/27                         565,895
    500,000   NR/Aa2     Colorado Housing Finance Authority,
                           Series B-1,  6.5%, 11/1/29                         553,880
  3,575,000   AAA/Aaa    Douglas County School District Region 1,
                           7.0%, 12/15/13                                   4,421,882
                                                                        -------------
                                                                        $  12,703,446
                                                                        -------------
                         Delaware - 0.4%
  1,630,000   NR/Aa3     State of Delaware Housing Authority
                           Revenue, 6.45%, 7/1/13                       $   1,733,505
                                                                        -------------
                         District of Columbia - 1.3%
  5,050,000   AAA/Aaa    District of Columbia Water & Sewer Authority,
                           5.5%, 10/1/23                                $   5,342,042
                                                                        -------------
                         Florida - 4.1%
  1,275,000   A/NR       Clearwater Housing Authority, 5.4%,  5/1/13    $   1,302,374
  4,370,000   AAA/Aaa    Hillsborough County Revenue, 5.5%,  7/1/14         4,683,635
    770,000   NR/Aaa     Manatee County Housing Revenue, 7.2%, 5/1/28         869,061
  1,500,000   NR/Aaa     Martin County Florida Utilities, 5.0%,  10/1/18    1,479,210
  1,025,000   AAA/Aaa    Northern Palm Beach, 4.80%,  8/1/12                1,029,971
  1,250,000   AAA/Aaa    Northern Palm Beach, 4.90%,  8/1/13                1,265,938

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value
                         Florida - (continued)
$ 1,300,000   AAA/Aaa    Palm Beach County Water & Wastewater
                           Revenue, 5.0%,  10/1/17                      $   1,287,221
  1,250,000   AAA/Aaa    Peace River Water Authority, 5.0%,  10/1/23        1,223,575
  2,000,000   AAA/Aaa    Tampa Revenue, 4.875%,  11/15/18                   1,926,100
  1,440,000   AAA/NR     Tampa Utility Tax, 5.0%,  10/1/19                  1,419,494
                                                                        -------------
                                                                        $  16,486,579
                                                                        -------------
                         Georgia - 0.7%
  1,000,000   AA/Aa3     Clayton County Water & Sewer Authority
                           Revenue, 5.0%,  5/1/12                       $   1,025,080
  2,000,000   AAA/Aaa    Fulton County Water & Sewer Revenue,
                           4.75%,  1/1/28                                   1,876,440
                                                                        -------------
                                                                        $   2,901,520
                                                                        -------------
                         Idaho - 0.2%
  1,000,000   AAA/NR     Idaho State Building Authority, 4.75%,
                           9/1/25                                       $     944,560
                                                                        -------------

                         Illinois - 9.8%
  5,000,000   AAA/Aaa    Chicago Board of Education, 5.75%, 6/1/27      $   5,278,450
  1,750,000   NR/Aaa     Chicago Family Mortgage, 6.45%, 9/1/29             1,910,107
  2,000,000   AAA/Aaa    Chicago Lakefront Millenium Parking
                           Facilities, 5.125%, 1/1/28                       1,962,700
  1,145,000   A+/A1      Illinois Housing Development Authority
                           Revenue Multi-Family Housing, 7.0%,
                           Prerefunded, 7/1/21*                             1,439,025
  9,000,000   A+/A2      Illinois Metropolitan Pier & Exposition Authority
                           State Tax Revenue, 8.5%, 6/15/06                11,427,030
  4,015,000   A+/Aaa     Illinois Metropolitan Pier & Exposition Authority
                           State Tax Revenue, 6.5%, 6/15/27                 4,499,329
  5,000,000   AAA/Aaa    Illinois State General Obligation, 5.75%, 5/1/21   5,248,550
  7,185,000   AA/Aa2     Will County, Illinois Environmental Revenue Bond,
                           6.4%, 4/1/26                                     7,878,353
                                                                        -------------
                                                                        $  39,643,544
                                                                        -------------
                         Indiana - 4.4%
  1,000,000   AAA/Aaa    Goshen School Building Corp., 5.6%, 1/15/16    $   1,042,240
    750,000   AAA/NR     Indiana Bond Bank State Revolving Fund,
                           6.75%, 2/1/17                                      850,433
  3,500,000   AA/Aa3     Indiana Health Facilities Authority,
                           5.5%, 2/15/16                                    3,607,730
  1,000,000   NR/Aaa     Indiana State Housing Finance Authority, Single
                           Family Mortgage Revenue, 5.95%, 7/1/13           1,045,760
  1,400,000   AA/NR      Indianapolis Local Public Improvement Board
                           Revenue, 6.75%, 2/1/14                           1,671,432

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value
                         Indiana - (continued)
$ 1,000,000   A+/A       Lawrence Township Metropolitan School District
                           Revenue, 6.75%, 7/5/13                       $   1,197,390
  2,300,000   A/NR       Mishawaka School District, 5.625%, 1/15/23         2,385,997
  3,200,000   AA-/AA2    Petersburg Indiana Pollution and Control
                           Revenue, 5.4%, 8/1/17                            3,336,032
  2,740,000   AAA/Aaa    Sarah Scott Middle School Revenue,
                           5.75%, 1/15/19                                   2,888,343
                                                                        -------------
                                                                        $  18,025,357

                         Iowa - 0.3%
  1,000,000   NR/A       Iowa Finance Authority Revenue Bond, Correctional
                           Facility Program, 5.55%, 6/15/10             $   1,060,520
                                                                        -------------
                         Kansas - 1.0%
  3,500,000   AAA/Aaa    Kansas State Development Financial Authority,
                           5.0%,  12/1/25                               $   3,408,160
    500,000   AAA/NR     Wellington Electric, 5.2%, 5/1/23                    500,725
                                                                        -------------
                                                                        $   3,908,885
                                                                        -------------
                         Kentucky - 1.0%
  1,095,000   AAA/Aaa    Kenton County Water District #1, 5.8%, 2/1/15  $   1,172,844
  2,010,000   AAA/Aaa    Kenton County Water District #1, 5.875%, 2/1/19    2,153,313
    495,000   AA-/A      University of Kentucky Community College
                           Building Revenue, Series I, 6.4%, 5/1/11           537,966
                                                                        -------------
                                                                        $   3,864,123
                                                                        -------------
                         Louisiana - 0.8%
  3,000,000   AAA/Aaa    New Orleans Home Mortgage Authority,
                           6.25%, 1/15/11                               $   3,394,140
                                                                        -------------
                         Maine - 0.2%
  1,000,000   AAA/Aaa    Maine Financial Authority, 5.0%, 7/1/18        $     976,530
                                                                        -------------
                         Maryland - 0.3%
  1,060,000   AAA/Aaa    Baltimore Revenue, 5.25%, 7/1/17               $   1,101,531
                                                                        -------------
                         Massachusetts - 4.5%
  1,000,000   AAA/Aaa    Massachusetts Health & Education Facilities,
                           5.0%, 10/1/22                                $     973,880
  1,205,000   AAA/Aaa    Massachusetts Housing Finance Agency,
                           5.95%, 7/1/18                                    1,269,455

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value
                         Massachusetts - (continued)
$ 3,000,000   AAA/Aaa    Massachusetts State General Obligation,
                           6.5%, 11/1/07                                $   3,397,830
  4,390,000   NR/Aaa     Massachusetts State Turnpike Authority
                           Revenue, 5.0%, 1/1/20                            4,389,693
  2,000,000   AAA/Aaa    South Essex Massachusetts Sewer District,
                           5.25%, 6/15/18                                   2,015,380
  1,325,000   AAA/Aaa    Worcester General Obligation, 6.15%, 5/1/09        1,490,254
  1,440,000   AAA/Aaa    Worcester General Obligation, 6.20%, 5/1/10        1,623,830
  1,460,000   AAA/Aaa    Worcester General Obligation, 6.25%, 5/1/11        1,650,676
  1,450,000   AAA/Aaa    Worcester General Obligation, 6.3%, 5/1/12         1,643,619
                                                                        -------------
                                                                        $  18,454,617
                                                                        -------------
                         Michigan - 3.4%
  1,455,000   AAA/Aaa    Grand Rapids Community College,
                           5.375%, 5/1/16                               $   1,488,930
  2,175,000   AAA/Aaa    Holly Michigan Area School District,
                           5.625%, 5/1/15                                   2,270,809
  2,500,000   AA+/Aa1    Michigan Municipal Bond Authority,
                           5.63%,  10/1/19                                  2,644,950
  5,715,000   AAA/Aaa    Walled Lake School District General Obligation,
                           Series I, 5.5%, 5/1/22                           5,887,879
  1,500,000   AAA/Aaa    Wayne County Building Authority Capital
                           Improvement, 5.25%, 6/1/16                       1,518,450
                                                                        -------------
                                                                        $  13,811,018
                                                                        -------------
                         Minnesota - 1.2%
    750,000   NR/A2      Minnesota State Higher Education Facilities
                           Authority Revenue, 5.625%, 10/1/16           $     785,445
  1,895,000   AA+/Aa2    Minnesota State Housing Finance Agency,
                           Series H, 6.55%, 7/11/11                         2,022,079
    990,000   AA/Aa2     Minnesota State Housing Finance Agency,
                           Series A, 6.9%, 8/1/12                           1,055,459
  1,000,000   AA/Aa2     Minnesota University, Series A, 5.75%, 7/1/10      1,102,250
                                                                        -------------
                                                                        $   4,965,233
                                                                        -------------
                         Missouri - 3.3%
  1,000,000   AA/Aa2     Joplin Missouri Industrial Development,
                           5.0%, 12/1/18                                $     978,670
  1,010,000   AA/NR      Lexington School District Revenue,
                           5.55%, 3/1/17                                    1,055,843
  2,100,000   AAA/Aaa    Missouri Environmental Improvement and Energy
                           Resources Authority, 6.05%, 7/1/16               2,295,909
  1,000,000   AAA/NR     Missouri Housing Development Series B-2,
                           6.4%,  3/1/29                                    1,094,050
  5,000,000   NR/Aaa     Northwest Missouri University, 4.7%,  6/1/18       4,718,000

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund



                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value
                         Missouri - (continued)
$ 2,500,000   AAA/Aaa    Poplar Bluff School District, 5.8%, 3/1/11     $   2,657,275
    650,000   AAA/Aaa    Sikeston, Missouri Electric Revenue,
                           5.0%, 6/1/22                                       634,030
                                                                        -------------
                                                                        $  13,433,777
                                                                        -------------

                         Montana - 1.8%
  3,000,000   AAA/Aaa    Forsyth Pollution Control Revenue, Puget Sound
                           Power & Light Project, 6.8%, 3/1/22          $   3,275,310
  1,000,000   AAA/Aaa    Montana State Health Facilities,
                           5.125%, 12/1/18                                    991,830
  1,000,000   AAA/Aaa    Montana State Health Facilities, 5.0%, 12/1/24       971,400
  2,200,000   AAA/Aaa    University of Montana Revenue, Series C,
                           5.375%, 11/15/21                                 2,242,174
                                                                       --------------
                                                                       $    7,480,714
                                                                       --------------
                         Nebraska - 7.0%
  2,350,000   AAA/NR     Douglas County Hospital Authority Revenue,
                           5.10%, 9/1/11                                $   2,397,611
  3,675,000   AAA/NR     Douglas County Hospital Authority Revenue,
                           5.125%, 9/1/17                                   3,632,738
  5,000,000   NR/A       Grand Island Sanitation Sewer Revenue,
                           6.0%, 4/1/14                                     5,324,100
  7,500,000   A/A        Hastings Electric System Revenue, 6.3%, 1/1/19     8,056,050
  1,325,000   AAA/Aaa    Municipal Energy Agency of Nebraska Revenue,
                           6.0%, 4/1/08                                     1,442,183
  1,500,000   AAA/Aaa    Municipal Energy Agency of Nebraska Revenue,
                           6.0%, 4/1/17                                     1,604,310
  1,690,000   A+/A1      Nebraska Public Power District Revenue,
                          6.125%, 1/1/15                                    1,815,567
    750,000   A+/A1      Nebraska Public Power District Revenue,
                           5.75%, 1/1/20                                      775,980
  1,850,000   A+/A1      Nebraska Public Power District Revenue,
                           6.25%, 1/1/22                                    1,986,123
  1,460,000   AA/Aa1     Omaha Tax Allocation, 5.25%, 11/15/17              1,477,374
                                                                        -------------
                                                                        $  28,512,036
                                                                        -------------
                         New Jersey - 0.6%
  2,400,000   AAA/Aaa    Bergen County Revenue, 4.75%, 12/15/15         $   2,317,056
                                                                        -------------

                         New Mexico - 2.5%
  2,600,000   AA/Aa3     Bernalillo County Gross Receipts Tax Revenue,
                           5.75%, 4/1/21                                $   2,835,404
  2,000,000   NR/Aaa     Dona Ana County Revenue, 5.5%,  6/1/14             2,138,360


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value
                         New Mexico - (continued)
$ 1,780,000   AA/Aa1     New Mexico Mortgage Finance Authority,
                           6.85%, 7/1/12                                $   1,889,968
  2,000,000   AAA/Aaa    Santa Fe Gross Receipts, 5.75%, 6/1/21             2,109,740
  1,200,000   AAA/Aaa    University of New Mexico Revenue,
                           6.55%, 8/15/25                                   1,349,304
                                                                        -------------
                                                                        $  10,322,776
                                                                        -------------
                         New York - 0.6%
  1,500,000   AAA/Aaa    New York State Dormitory Authority,
                           5.25%, 7/1/22                                $   1,503,735
  1,000,000   A+/Aa3     Triborough Bridge & Tunnel Authority,
                           4.75%, 1/1/14                                      989,190
                                                                        -------------
                                                                        $   2,492,925
                                                                        -------------
                         North Carolina - 1.5%
  1,250,000   AA/Aa1     Charlotte Law Enforcement Project,
                           6.1%, 12/1/15                                $   1,357,250

    970,000   AA/Aa3     Charlotte-Mecklenburg Hospital Authority
                            Revenue, 6.25%, 1/1/20                          1,044,651
  1,000,000   AAA/Aaa    Concord Utilities, 5.0%, 12/1/22                     981,970
  1,250,000   AAA/Aaa    Cumberland County Civic Center Project,
                           6.4%, 12/1/24                                    1,389,500
  1,000,000   AAA/Aaa    Franklin County Certificate Participation,
                           6.625%, 6/1/14                                   1,114,160
                                                                        -------------
                                                                        $   5,887,531
                                                                        -------------

                         North Dakota - 1.2%
  2,000,000   AAA/Aaa    Grand Forks Health Care Systems,
                           5.6%, 8/15/17                                $   2,070,900
  1,705,000   NR/Aa3     North Dakota State Housing Finance Agency
                           Revenue, 5.8%, 7/1/18                            1,768,784
  1,000,000   AAA/Aaa    State Water Community Revenue, 5.75%, 7/1/27       1,055,320
                                                                        -------------
                                                                        $   4,895,004
                                                                        -------------

                         Ohio - 0.9%
  1,050,000   AAA/Aaa    Bedford, Ohio County School District,
                           6.25%, 12/1/13                               $   1,150,475
  1,750,000   AAA/Aaa    Cleveland Stadium Revenue, 5.25%, 11/15/27         1,752,870
    500,000   AA-/Aa3    Ohio State Building Authority Revenue,
                           6.0%, 10/1/08                                      561,890
                                                                        -------------
                                                                        $   3,465,235
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                       Value
                         Oklahoma - 3.6%
$ 2,520,000   AAA/Aaa    Grand River Dam Authority Revenue,
                           6.25%, 6/1/11                                $   2,905,535
  4,700,000   AAA/Aaa    McGee Creek Authority Water Revenue,
                           6.0%, 1/1/23                                     5,338,025
  5,300,000   A+/A1      Oklahoma State Turnpike Authority Revenue,
                           6.125%, 1/1/20                                   5,707,040
    500,000   NR/Aaa     Oklahoma Agricultural & Mechanical Colleges,
                           4.9%,  8/1/18+                                     486,275
                                                                        -------------
                                                                        $  14,436,875
                                                                        -------------
                         Oregon - 1.1%
  1,000,000   A+/A1      Portland Sewer System, 6.2%, 10/1/12           $   1,107,760
  2,860,000   A/Aaa      Washington County Unified Sewer Agency
                           Revenue, 6.2%, Prerefunded, 10/1/04*             3,166,506
                                                                        -------------
                                                                        $   4,274,266
                                                                        -------------
                         Pennsylvania - 4.1%
  2,750,000   AAA/Aaa    Allegheny County Sanitary Authority Revenue,
                           5.375%, 12/1/24                              $   2,807,558
  4,190,000   AAA/NR     Butler Area School, 4.75%,  10/1/22                3,953,516
  2,375,000   AAA/Aaa    Cambria County General Obligation,
                           5.5%, 8/15/26                                    2,467,008
  3,000,000   NR/Aaa     Lower Merion Township School District,
                           5.0%, 5/15/23                                    2,928,900
  1,300,000   AAA/Aaa    Lycoming County General Obligation,
                           5.8%, 11/15/22                                   1,441,673
  1,000,000   AAA/Aaa    New Kensington School District, 5.5%, 5/15/17      1,033,970
  2,000,000   AAA/NR     Wallingford-Swarthmore General Obligation,
                           5.25%, 5/15/17                                   2,018,240
                                                                        -------------
                                                                        $  16,650,865
                                                                        -------------
                         RHODE ISLAND - 0.3%
    945,000   AA+/Aa     Rhode Island Housing & Mortgage Finance,
                           6.75%, 10/1/17                               $   1,007,597
                                                                        -------------

                         South Carolina - 4.7%
  1,790,000  AAA/Aaa     Beaufort Water & Sewer Revenue,
                           6.5%,  3/1/13                                  $ 1,949,024
  2,400,000  A/A1        Fairfield  County  Pollution  Control,
                           6.5%,  9/1/14                                    2,624,808
  1,250,000  AAA/Aaa     Hilton  Head  Public  Service,
                           5.0%,  12/1/23                                   1,216,625
  1,250,000  AAA/Aaa     South Carolina Grand Strand Water & Sewer
                           Authority, 6.375%, 6/1/12                        1,455,088

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value
                         South Carolina - (continued)
$ 10,000,000  AAA/Aaa    South Carolina Public Service Authority Revenue,
                           6.625%, Prerefunded, 7/1/02*                 $  11,105,200
     750,000  NR/Aa2     South Carolina State Housing Finance &
                           Development Authority Revenue, 6.2%, 7/1/09        788,077
                                                                        -------------
                                                                        $  19,138,822
                                                                        -------------
                         South Dakota - 0.8%
   1,235,000  NR/Aa3     South Dakota Conservancy District Revenue,
                           5.625%, 8/1/17                               $   1,277,076
     500,000  AAA/Aaa    South Dakota Conservancy District Revenue,
                           5.0%, 8/1/19                                       485,390
   1,255,000  AAA/Aaa    South Dakota State Lease Revenue,
                           8.0%, 9/1/05                                     1,521,512
                                                                        -------------
                                                                        $   3,283,978
                                                                        -------------
                         Tennessee - 1.2%
   2,000,000  AA/NR      Chattanooga General Obligation,
                           5.25%,  9/1/17                               $   2,063,560
   1,000,000  AAA/Aaa    Metropolitan Government Nashville & Davidson
                           County Sports Authority, 5.75%, 7/1/17           1,060,460
   1,565,000  AAA/Aaa    Metropolitan Government Nashville & Davidson
                           County Water & Sewer Authority, 6.0%, 1/1/07     1,734,004
                                                                        -------------
                                                                        $   4,858,024
                                                                        -------------
                         Texas - 8.4%
     600,000  AAA/Aaa    Brownsville Texas General Obligation,
                           5.0%, 2/15/18                                $     582,438
   2,145,000  AAA/Aaa    Castleberry Independent School District
                           General Obligation, 5.7%, 8/15/21                2,248,496
   2,310,000  AAA/Aaa    Clear Creek Independent School District
                           General Obligation, 0%, 2/1/10                   1,330,329
   1,305,000  NR/Aaa     Comal Independent School District General
                           Obligation, 7.0%, 2/1/07                         1,512,652
   5,000,000  AAA/Aaa    Harris County, 5.5%, 6/1/14                        5,294,600
   1,500,000  A/NR       Houston, Texas Housing Authority, 8.0%, 6/1/14     1,614,810
   2,050,000  NR/Aaa     Keller Independent School District General
                           Obligation, 0%, 8/15/10                          1,150,665
   1,000,000  AAA/Aaa    Keller Independent School District General
                           Obligation, 4.75%, 8/15/20                         947,490
   2,000,000  NR/Aaa     Kingsbridge Utility Systems Revenue,
                           5.375%, 3/1/15                                   2,032,400
   1,100,000  AAA/Aaa    North Forest School, 6.0%,  8/15/11                1,227,369
   2,350,000  AAA/Aaa    Nueces River Authority Water Supply Revenue,
                           5.50%, 3/1/27                                    2,434,577
   1,595,000  AAA/Aaa    Port Lavaca Utility Systems Revenue,
                           5.75%, 2/15/22                                   1,679,025


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

              S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value
                         Texas - (continued)
$ 3,500,000   AAA/Aaa    San Antonio, Texas Water Revenue,
                           5.6%, 5/15/21                                $   3,650,780
  3,000,000   AAA/Aaa    Texas Public Finance Authority Building
                           Revenue, 0%, 2/1/07                              2,026,770
  5,500,000   AAA/Aaa    Texas Public Finance Authority Building
                           Revenue, 0%, 2/1/08                              3,526,655
  2,750,000   AAA/Aaa    Texas Public Finance Authority Building
                           Revenue, 0%, 2/1/10                              1,583,724
  1,400,000   AAA/Aaa    Texas State General Obligation,
                           6.125%, 2/15/08                                  1,504,832
                                                                        -------------
                                                                        $  34,347,612
                                                                        -------------
                         Utah - 2.1%
  2,500,000   AAA/Aaa    St. George Water Revenue, 5.85%, 6/1/20        $   2,642,150
    385,000   NR/Aa1     Utah Housing Finance Agency Revenue,
                           5.95%, 7/1/11                                      402,225
  3,480,000   AA/NR      Weber County Municipal Building Authority
                           Revenue, 5.75%, 12/15/19                         3,611,962
  1,250,000   AAA/Aaa    White County General Obligation, 5.85%, 2/1/26     1,323,375
    455,000   NR/Aaa     White County Water Revenue, 5.9%, 2/1/22             483,278
                                                                        -------------
                                                                        $   8,462,990
                                                                        -------------
                         Virginia - 5.7%
  1,000,000   NR/Aa1     Arlington County Industrial Development
                           Revenue, 5.45%, 7/1/27                       $   1,029,190
  1,750,000   A+/A1      Chesapeake Water & Sewer System Revenue,
                           6.5%, 7/1/12                                     1,907,535
  3,685,000   A+/A1      Chesapeake Water & Sewer System Revenue,
                           6.4%, 7/1/17                                     3,954,189
  2,000,000   AAA/Aaa    Danville Virginia Industrial Authority,
                           5.2%,  10/1/18                                   2,040,160
  2,000,000   AAA/Aaa    Metro Expressway Authority, 5.25%, 7/15/17         2,073,400
  3,000,000   AAA/Aaa    Metro Expressway Authority, 5.25%, 7/15/22         3,104,160
  2,500,000   AA/Aa2     Norfolk Virginia Industrial Development
                           Revenue, 5.625%, 9/15/17                         2,619,450
  6,525,000   AAA/Aaa    South East Public Service Authority,
                           5.0%,  7/1/15                                    6,584,639
                                                                        -------------
                                                                        $  23,312,723
                                                                        -------------
                         Washington - 3.6%
  2,820,000   AAA/Aaa    Clark County Public Utility District #1 Water
                           Revenue, 5.5%, 1/1/15                        $   2,916,698
  1,655,000   AA+/AA1    King County General Obligation,
                           6.625%, 12/1/15                                  1,920,661
  1,000,000   NR/Aaa     King & Snohomish Counties, Washington School
                           District, 5.75%, 12/1/14                         1,059,310

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98                                      (continued)
--------------------------------------------------------------------------------

              S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                        Value
                         Washington - (continued)
 $3,500,000   NR/Aaa     Snohomish County Public Utility District Revenue,
                           6.8%, 1/1/20                                 $   4,299,855
  2,250,000   AAA/Aaa    Snohomish County School District General
                           Obligation, 5.7%, 12/1/11                        2,481,434
  2,000,000   A/NR       Vancouver Housing, 5.5%, 3/1/28                    2,004,300
                                                                        -------------
                                                                        $  14,682,258
                                                                        -------------
                         West Virginia - 0.3%
  1,000,000   A+/Aa1     West Virginia State Housing Development,
                           7.05%, 11/1/24                               $   1,076,770
                                                                        -------------
                         Wisconsin - 0.4%
  1,430,000   AAA/Aaa    Adams-Friendship School District, 6.5%, 4/1/16 $   1,681,264
                                                                        -------------
                         Wyoming - 3.2%
  2,590,000   AA/NR      Wyoming Cheyenne General Obligation,
                           5.25%, 12/1/11                               $   2,717,324
  9,750,000   AA/Aa      Wyoming Community Development Authority
                           Revenue, Series B, 7.05%, 6/1/33                10,358,790
                                                                        -------------
                                                                        $  13,076,114
                                                                        -------------
              TOTAL TAX-EXEMPT OBLIGATIONS
              (Cost $376,643,382) (a)                                   $ 401,139,147
                                                                        -------------
              TAX-EXEMPT MONEY MARKET MUTUAL FUND - 1.3%
  5,416,047   Lehman Brothers Munifund                                  $   5,416,047
                                                                        -------------
              TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
              (Cost $5,416,047)                                         $   5,416,047
                                                                        -------------
              TOTAL INVESTMENT IN SECURITIES - 100%
              (Cost $382,059,429) (b)                                   $ 406,555,194
                                                                        -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

 * Prerefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

 + When-issued security.

NR Not rated.

(a) The concentration of investments by type of obligation/market sector is as follows:

         General Obligation                         5.2%
         Escrowed in U.S. Government Securities    11.2
         Insured                                   54.1
         Revenue Bonds:
            Education                               0.6
            Hospital                                1.4
            Housing                                10.0
            Pollution Control                       2.6
            Power                                   2.8
            Transportation                          1.7
            Water & Sewer                           3.3
            Other                                   7.1


 (b) At June 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $382,059,429 was as follows:
         Aggregate gross unrealized gain for all investments in
            which there is an excess of value over tax cost        $ 24,780,088
         Aggregate gross unrealized loss for all investments in
            which there is an excess of tax cost over value            (284,323)
                                                                   ------------
         Net unrealized gain                                       $ 24,495,765
                                                                   ============

Purchase and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 aggregated $133,065,564 and $147,485,287, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
BALANCE SHEET 6/30/98
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including
      temporary cash  investment of $5,416,047)
      (cost $382,059,429)                                         $ 406,555,194
   Cash                                                                     165
   Receivables -
      Investments securities sold                                     1,489,077
      Fund shares sold                                                  156,034
      Interest                                                        5,953,649
   Other                                                                    849
                                                                  -------------
         Total assets                                             $ 414,154,968
                                                                  -------------
LIABILITIES:
   Payables -
      Investment securities purchased                             $   5,049,516
      Fund shares repurchased                                           263,203
      Dividends                                                         403,541
   Due to affiliates                                                    509,897
   Accrued expenses                                                      49,528
                                                                  -------------
         Total liabilities                                        $   6,275,685
                                                                  -------------

NET ASSETS:
   Paid-in capital                                                $ 373,745,877
   Distributions in excess of net investment income                     (67,749)
   Accumulated undistributed net realized gain on investments         9,705,390
   Net unrealized gain on investments                                24,495,765
                                                                  -------------
         Total net assets                                         $ 407,879,283
                                                                  -------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $398,002,581/32,640,563 shares)              $       12.19
                                                                  -------------
   Class B (based on $7,283,507/601,466 shares)                   $       12.11
                                                                  -------------
   Class C (based on $2,593,195/214,011 shares)                   $       12.12
                                                                  -------------
MAXIMUM OFFERING PRICE:
   Class A                                                        $       12.76
                                                                  -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/98


INVESTMENT INCOME:
   Interest                                                        $ 11,225,464
                                                                   ------------
EXPENSES:
   Management fees                                  $    990,278
   Transfer agent fees
      Class A                                            213,918
      Class B                                              2,496
      Class C                                                358
   Distribution fees
      Class A                                            501,353
      Class B                                             31,674
      Class C                                             10,108
   Accounting                                             44,257
   Custodian fees                                         29,088
   Registration fees                                      22,364
   Professional fees                                      15,401
   Printing                                               16,985
   Fees and expenses of nonaffiliated trustees             9,035
   Miscellaneous                                          21,793
                                                    ------------
      Total expenses                                               $  1,909,108
      Less fees paid indirectly                                          (1,629)
                                                                   ------------
      Net expenses                                                 $  1,907,479
                                                                   ------------
         Net investment income                                     $  9,317,985
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                $  9,707,607
   Change in net unrealized gain on investments                      (8,885,250)
                                                                   ------------
      Net gain on investments                                      $    822,357
                                                                   ------------
      Net increase in net assets resulting from operations         $ 10,140,342
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/98 and the Year Ended 12/31/97

                                                      Six Months Ended    Year Ended
                                                           6/30/98         12/31/97
FROM OPERATIONS:
Net investment income                                  $   9,317,985   $  20,868,412
Net realized gain on investments                           9,707,607       5,728,646
Change in net unrealized gain on investments              (8,885,250)      9,973,302
                                                       -------------    ------------
      Net increase in net assets resulting
        from operations                                $  10,140,342     $36,570,360
                                                       -------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A ($0.28 and $0.59 per share, respectively)   $  (9,219,397)  $ (20,562,056)
   Class B ($0.24 and $0.49 per share, respectively)        (126,290)       (207,988)
   Class C ($0.24 and $0.49 per share, respectively)         (40,047)        (38,610)
Net realized gain
   Class A ($0.00 and $0.24 per share, respectively)               -      (8,029,783)
   Class B ($0.00 and $0.24 per share, respectively)               -        (108,291)
   Class C ($0.00 and $0.24 per share, respectively)               -         (32,012)
                                                       -------------    ------------
      Total distributions to shareholders              $  (9,385,734)  $ (28,978,740)
                                                       -------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $  17,727,857   $  37,149,298
Reinvestment of distributions                              6,797,875      21,258,845
Cost of shares repurchased                               (38,488,269)    (91,820,025)
                                                       -------------    ------------
   Net decrease in net assets resulting from
      fund share transactions                          $ (13,962,537)  $ (33,411,882)
                                                       -------------    ------------
   Net decrease in net assets                          $ (13,207,929)  $ (25,820,262)
NET ASSETS:
Beginning of period                                      421,087,212     446,907,474
                                                       -------------    ------------
End of period (including distributions in
  excess of net investment income of $67,749
  and $0, respectively)                                $ 407,879,283    $421,087,212
                                                       -------------    ------------



CLASS A                           '98 Shares     '98 Amount      '97 Shares      '97 Amount
Shares sold                        1,187,157    $ 14,451,644       2,922,958    $ 34,002,852
Reinvestment of distributions        550,443       6,694,199       1,653,875      20,992,773
Less shares repurchased           (3,099,455)    (37,738,684)     (7,521,806)    (90,352,716)
                                  ----------    ------------      ----------    ------------
   Net decrease                   (1,361,855)   $(16,592,841)     (2,944,973)   $(35,357,091)
                                  ----------    ------------      ----------    ------------

CLASS B
Shares sold                          165,009    $  1,993,633         161,072    $  1,928,069
Reinvestment of distributions          7,049          85,167           17,76         213,098
Less shares repurchased              (32,766)       (396,319)       (119,956)     (1,440,745)
                                  ----------    ------------      ----------    ------------
   Net increase                      139,292    $  1,682,481          58,877    $    700,422
                                  ----------    ------------      ----------    ------------
CLASS C
Shares sold                          106,006    $  1,282,580         101,254    $  1,218,377
Reinvestment of distributions          1,531          18,509           4,406          52,974
Less shares repurchased              (29,223)       (353,266)         (2,176)        (26,564)
                                  ----------    ------------      ----------    ------------
   Net increase                       78,314    $    947,823         103,484    $  1,244,787
                                  ----------    ------------      ----------    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
FINANACIAL HIGHLIGHTS 6/30/98
--------------------------------------------------------------------------------

                                                  Six Months       Year        Year        Year          Year           Year
                                                    Ended         Ended       Ended        Ended         Ended          Ended
CLASS A                                            6/30/98       12/31/97    12/31/96     12/31/95      12/31/94      12/31/93(a)
                                                   --------     --------     --------      --------       --------      --------
Net asset value, beginning of period               $  12.17     $  11.96     $  12.36      $  11.24       $  12.68      $  12.08
Increase (decrease) from investment operations:
   Net investment income                           $   0.27     $   0.59     $   0.62      $   0.64       $   0.64      $   0.67
   Net realized and unrealized gain (loss)
     on investments                                    0.03         0.45        (0.21)         1.21          (1.44)         0.87
                                                   --------     --------     --------      --------       --------      --------
         Net increase (decrease) from
           investment operations                   $   0.30     $   1.04     $   0.41      $   1.85       $  (0.80)     $   1.54
Distributions to shareholders:
   Net investment income                              (0.28)       (0.59)       (0.62)        (0.64)         (0.64)        (0.67)
   Net realized gain                                     --        (0.24)       (0.19)        (0.09)            --         (0.27)
                                                   --------     --------     --------      --------       --------      --------
Net increase (decrease) in net asset value         $   0.02     $   0.21     $  (0.40)     $   1.12       $  (1.44)     $   0.60
                                                   --------     --------     --------      --------       --------      --------
Net asset value, end of period                     $  12.19     $  12.17     $  11.96      $  12.36       $  11.24      $  12.68
                                                   --------     --------     --------      --------       --------      --------
Total return*                                          2.46%        8.94%        3.57%        16.84%         (6.38)%       12.98%
Ratio of net expenses to average net assets            0.92%**+     0.93%+       0.92%+        0.91%+         0.91%         0.86%
Ratio of net investment income to average net assets   4.57%**+     4.87%+       5.16%+        5.37%+         5.37%         5.37%
Portfolio turnover rate                                  66%**        22%          44%           35%            55%           58%
Net assets, end of period (in thousands)           $398,003     $413,856     $441,733      $476,584       $452,661      $532,491
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                        0.92%**      0.91%        0.90%         0.89%            --            --
   Net investment income                               4.57%**      4.89%        5.18%         5.39%            --            --

(a) Prior to assumption of management agreement on December 1, 1993 by Pioneering Management Company, the Fund was advised by Mutual of Omaha Management Company.
*   Assumes  initial  investment  at net asset  value at the  beginning  of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/98
--------------------------------------------------------------------------------

                                                  Six Months             Year               Year            4/28/95
                                                    Ended               Ended               Ended              to
CLASS B                                            6/30/98            12/31/97            12/31/96         12/31/95
Net asset value, beginning of period             $    12.09          $    11.88          $    12.31        $   11.81
                                                 ----------          ----------          ----------        ---------
Increase (decrease) from investment operations:
   Net investment income                         $     0.23          $     0.50          $     0.53        $    0.35
   Net realized and unrealized gain
     (loss) on investments                             0.03                0.44               (0.22)            0.58
                                                 ----------          ----------          ----------        ---------
      Net increase from investment operations    $     0.26          $     0.94          $     0.31        $    0.93
Distributions to shareholders:
   Net investment income                              (0.24)              (0.49)              (0.53)           (0.34)
   In excess of net investment income                  -                   -                  (0.02)            -
   Net realized gain                                   -                  (0.24)              (0.19)           (0.09)
                                                 ----------          ----------          ----------        ---------
Net increase (decrease) in net asset value       $     0.02          $     0.21          $    (0.43)       $    0.50
                                                 ----------          ----------          ----------        ---------
Net asset value, end of period                   $    12.11          $    12.09          $    11.88        $   12.31
                                                 ----------          ----------          ----------        ---------
Total return*                                          2.16%               8.16%               2.66%            7.94%
Ratio of net expenses to average net assets            1.64%**+            1.68%+              1.67%+           1.72%**+
Ratio of net investment income to
   average net assets                                  3.83%**+            4.12%+              4.38%+           4.38%**+
Portfolio turnover rate                                  66%**               22%                 44%              35%
Net assets, end of period (in thousands)            $ 7,284             $ 5,588             $ 4,792          $ 2,069
Ratios assuming reduction for fees paid
  indirectly:
   Net expenses                                        1.64%**             1.66%               1.65%            1.65%**
   Net investment income                               3.83%**             4.14%               4.40%            4.45%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/98
--------------------------------------------------------------------------------

                                         Six Months      Year        1/31/96
                                            Ended        Ended          to
CLASS C                                    6/30/98     12/31/97     12/31/96
Net asset value, beginning of period      $  12.11      $  11.88    $  12.32
                                          --------      --------    --------
Increase (decrease) from investment
  operations:
   Net investment income                  $   0.23      $   0.49    $   0.49
   Net realized and unrealized gain
      (loss) on investments                   0.02          0.47       (0.24)
                                          --------      --------    --------
      Net increase from investment
         operations                       $   0.25     $    0.96    $   0.25
Distributions to shareholders:
   Net investment income                     (0.24)        (0.49)      (0.49)
   In excess of net investment income         -             -          (0.01)
   Net realized gain                          -            (0.24)      (0.19)
                                          --------      --------    --------
Net increase (decrease) in net
   asset value                            $   0.01      $   0.23    $  (0.44)
                                          --------      --------    --------
Net asset value, end of period            $  12.12      $  12.11    $  11.88
                                          --------      --------    --------
Total return*                                 2.08%         8.32%       2.19%
Ratio of net expenses to average
   net assets                                 1.59%**+      1.70%+      1.71%**+
Ratio of net investment income to
   average net assets                         3.84%**+      4.04%+      4.34%**+
Portfolio turnover rate                         66%**         22%         44%
Net assets, end of period (in
   thousands)                              $ 2,593       $ 1,643    $    383
Ratios assuming reduction for
   fees paid indirectly:
   Net expenses                               1.59%**       1.67%       1.69%**
   Net investment income                      3.84%**       4.07%       4.36%**


*   Assumes  initial  investment  at net asset  value at the  beginning  of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

  The accompanying notes are an intergral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Tax-Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. The shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Tax-Free Income Fund

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

   The Fund records sales and repurchases of shares on trade date. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $25,068 in underwriting commissions on the sale of fund shares during the six months ended June 30, 1998.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/98                                (continued)
--------------------------------------------------------------------------------

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1998, $170,799 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $84,106 in transfer agent fees payable to PSC at June 30, 1998.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance ser-

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------

vices or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $254,992 in distribution fees payable to PFD at June 30, 1998.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 1998, CDSCs in the amount of $6,843 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1998, the Fund's expenses were reduced by $1,629 under such arrangements.

6. Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain others in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowings exceed $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended June 30, 1998, the Fund had no borrowings under this agreement.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Tax-Free Income Fund:

We have audited the accompanying balance sheet of Pioneer Tax-Free Income Fund, including the schedule of investments, as of June 30, 1998, and the related statement of operations and the statements of changes in net assets for the periods presented and financial highlights for the six months ended June 30, 1998 and for each of the four years ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1993, were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax-Free Income Fund as of June 30, 1998, the results of its operations and the changes in its net assets for the periods presented and financial highlights for the six months ended June 30, 1998 and for each of the four years ended December 31, 1997, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 7, 1998

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Mark L. Winter, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees)
401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

Most retirement plan withdrawals must meet specific conditions to avoid problems.

34
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403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid problems.


                                                                              35
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--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                             Income Funds
Global/International                     Taxable
Pioneer Emerging Markets Fund            Pioneer America Income Trust
Pioneer Europe Fund                      Pioneer Bond Fund
Pioneer Gold Shares                      Pioneer Short-Term Income Trust
Pioneer International Growth Fund
Pioneer World Equity Fund                Tax-Exempt
                                         Pioneer Intermediate Tax-Free  Fund
                                         Pioneer Tax-Free  Income Fund

United States
Pioneer  Capital Growth Fund             Money Market Fund
Pioneer Growth Shares                    Pioneer Cash  Reserves  Fund
Pioneer  Micro-Cap  Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II


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This page for your notes.
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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                               1-800-225-6292

FactFone(sm) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.


[LOGO]    Pioneer Funds Distributor, Inc.        0898-5429
          60 State Street                   (c)  Pioneer Funds Distributor, Inc.
          Boston, Massachussetts 02109
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